Financial (Income) Expenses, Net - Schedule of Financial Income Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Analysis of income and expense [abstract]
Interest from deposits	$ 870	$ 908	$ 335
Exchange differences			209
Financial income	870	908	544
Bank fees	27	37	27
Exchange differences	162	122
Interest expenses for lease liabilities	124
Financial expenses	(313)	(159)	(27)
TOTAL FINANCIAL INCOME, net	$ 557	$ 749	$ 517